UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 Current Report
                                   Pursuant to
                             Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 28, 2003


                         ALLMERICA FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)


       Delaware                    1-13754                     04-3263626
(State or other jurisdic-   (Commission File Number)       (I.R.S.Employer I.D.
 tion of Incorporation)                                         Number)



               440 Lincoln Street, Worcester, Massachusetts 01653
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (508) 855-1000
               (Registrant's Telephone Number including area code)











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Item 5. Other Events.

     On August 28, 2003, the Board of Directors of Allmerica Financial Corporation voted to accelerate the election of Frederick Eppinger as President, Chief Executive Officer and Director from the previously announced effective date of September 8, 2003 to August 28, 2003.








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SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Allmerica Financial Corporation
                                  -------------------------------
                                  Registrant

                         By:      /s/ Edward J. Parry III
                                  -----------------------
                                  Edward J. Parry III
                                  Chief Financial Officer, Senior Vice President and Principal Accounting Officer




Date: August 28, 2003



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